UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2007
EDDIE BAUER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33070	42-1672352
(Commission File Number)	(IRS Employer Identification No.)
10401 NE 8TH STREET, SUITE 500
BELLEVUE, WA 98004
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 755-6544
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On December 27, 2007, Eddie Bauer Holdings, Inc. (the “Company”) and its subsidiary, Eddie Bauer, Inc., issued a press release announcing a voluntary prepayment of $20 million under the Amended and Restated Term Loan Agreement dated as of April 4, 2007, among the Company, Eddie Bauer, Inc., certain lenders named therein, Goldman Sachs Credit Partners L.P. and JP Morgan Chase Bank, N.A. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 27, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDDIE BAUER HOLDINGS, INC. (Registrant)
Dated: December 27, 2007	By:	/s/ Marvin Edward Toland
Marvin Edward Toland
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 27, 2007